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OCWEN ASSET INVESTMENT CORP.
1675 PALM BEACH LAKES BOULEVARD
WEST PALM BEACH, FL 33401
NYSE SYMBOL: OAC
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NEWS RELEASE:  IMMEDIATE                                      SEPTEMBER 17, 1998

OCWEN ASSET INVESTMENT CORP.  RESPONDS TO NYSE AND INVESTOR INQUIRIES

WEST PALM BEACH, FL -- Ocwen Asset Investment Corp.'s (NYSE: OAC) common stock price closed yesterday, September 16, 1998, at $6.125, down $1.6875 for the day. OAC announced that it had received a request from the New York Stock Exchange (the "NYSE") to issue a public statement indicating whether there were any corporate developments which may explain yesterday's market activity. OAC also received investor inquiries in response to yesterday's market activity, many of which focused on OAC's portfolio of residual securities.

In response to those inquiries, OAC pointed out that in recent weeks, the stock prices of many entities that hold residual securities have been negatively affected, and OAC provided the following information:

         o OAC's $415 million portfolio of securities available for sale includes approximately $268 million of unrated residential subprime residuals.
         o In the unlikely event of prepayment of an ENTIRE pool of mortgages underlying any particular OAC residual, OAC would receive all of the related overcollateralization reserves and prepayment penalties.
         o Of the $268 million, $122 million represents seasoned residuals (i.e., securitized between 1994 and 1997) and $146 million represents unseasoned residuals (i.e., securitized in
                  1998).
         o With respect to the seasoned residuals, overcollateralization reserves are funded at approximately $116 million.
         o With respect to the unseasoned residuals, (i) overcollateralization reserves are funded at approximately $16 million, (ii) 85% of the underlying loans are adjustable,
                  (iii) the weighted average coupon of the underlying loans is 9.8%, and (iv) 73% of the underlying loans have prepayment penalties.
         o Yesterday's closing price for OAC's common stock of $6.125 per share represents a market value of $116 million, which is a discount of $158 million to the $274 million in shareholder's equity at June 30, 1998.

OAC will continue to closely monitor the situation with respect to its portfolio of residual securities. In addition, OAC anticipates announcing its regular quarterly dividend early next week.

OAC, a hybrid mortgage real estate investment trust (or REIT) headquartered in West Palm Beach, Florida, invests in distressed commercial real estate, subordinate commercial mortgage-backed securities and subordinate and residual interests in residential mortgage-backed securities.

CERTAIN STATEMENTS CONTAINED HEREIN MAY NOT BE BASED ON HISTORICAL FACTS AND MAY BE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES ACT OF 1934, AS AMENDED. THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY REFERENCE TO A FUTURE PERIOD(S) OR BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "EXPECT," "MAY," "WILL," FUTURE OR CONDITIONAL VERB TENSES, SIMILAR TERMS, VARIATIONS ON SUCH TERMS OR NEGATIVES OF SUCH TERMS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INDICATED IN SUCH STATEMENTS DUE TO A VARIETY OF FACTORS, INCLUDING, BUT NOT LIMITED TO, CHANGES IN ECONOMIC ENVIRONMENTS, GOVERNMENT FISCAL AND MONETARY POLICIES, PREVAILING INTEREST OR CURRENCY EXCHANGE RATES, CREDIT, PREPAYMENT, BASIS AND ASSET/LIABILITY RISKS, THE FINANCIAL AND SECURITIES MARKETS, THE AVAILABILITY OF AND COSTS ASSOCIATED WITH OBTAINING ADEQUATE AND TIMELY SOURCES OF LIQUIDITY, GOVERNMENT REGULATIONS
AFFECTING REAL ESTATE INVESTMENT TRUSTS, LOAN SERVICING EFFECTIVENESS, THE COURSE OF NEGOTIATIONS AND THE ABILITY TO REACH AGREEMENT WITH RESPECT TO THE MATERIAL TERMS OF ANY PARTICULAR TRANSACTION, SATISFACTORY DUE DILIGENCE RESULTS, SATISFACTION OR FULFILLMENT OF AGREED UPON TERMS AND CONDITIONS OF CLOSING OR PERFORMANCE, THE TIMING OF TRANSACTION CLOSINGS, ACQUISITIONS AND THE INTEGRATION OF ACQUIRED BUSINESSES, SIZE AND NATURE OF THE SECONDARY MARKET FOR MORTGAGE LOANS AND THE MARKET FOR SECURITIZATIONS, OTHER FACTORS GENERALLY UNDERSTOOD TO AFFECT THE REAL ESTATE ACQUISITION, MORTGAGE AND LEASING MARKETS, AND OTHER RISKS DETAILED FROM TIME TO TIME IN OAC'S REPORTS AND FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS REGISTRATION STATEMENT ON FORM S-11 AND PERIODIC REPORTS ON FORMS 10-Q, 8-K AND 10-K.

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CONTACT                        CHRISTINE A. REICH                 (561) 682-8569
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